SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)               May 29, 1996
                                                           --------------------


                              VANSTAR CORPORATION
             (Exact name of registrant as specified in its charter)


        Delaware                       1-14192                  94-2376431
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
 of Incorporation)                                          Identification No.)


                        5964 West Las Positas Boulevard
                         Pleasanton, California  94588

                        (Address of principal executive
                          offices including zip code)


                                 (510) 734-4000
                        (Registrant's telephone number,
                              including area code)


                                        N.A.
                      ---------------------------------------

         (Former name or former address, if changed since last report)









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Item 5.  Other Events

         On May 29, 1996, Vanstar Corporation (the "Registrant") and Donaldson Lufkin & Jenrette Securities Corporation ("DLJ") entered into an agreement under which the Company received $15.6 million in exchange for providing DLJ the right to receive payments of $20 million in May, June and July of 1997 out of amounts collected from receivables owed to the Company by Merisel FAB, Inc. under the Distribution and Services Agreement dated as of January 31, 1994, as amended, between the Company and Merisel FAB, Inc. The May 29, 1996 agreement between the Company and DLJ is attached hereto as Exhibit 10 and is the subject of a press release issued by the Company on May 30, 1996, a copy of which is attached hereto as Exhibit 99.


Item 7.  Exhibits

              See the Exhibits listed on the Exhibit Index attached hereto.












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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VANSTAR CORPORATION
                                            (Registrant)


Dated June 14, 1996
                                            By: /s/ H. Christopher Covington
                                               -----------------------------
                                                 H. Christopher Covington
                                                 Senior Vice President
































































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                                  EXHIBIT INDEX

Exhibit No.                       Description
- -----------                       -----------

     10       Agreement dated May 29, 1996, between Vanstar
              Corporation and Donaldson Lufkin & Jenrette
              Securities Corporation

     99       Press Release dated May 30, 1996